EXHIBIT 10.51

                    AMENDMENT NO. 13 TO FINANCING AGREEMENTS

                               FARAH U.S.A., INC.
                               8889 Gateway West
                              El Paso, Texas 79925

                                 March 7. 1995




Congress Financial Corporation (Southwest)
1201 Main Street, Suite 1625
Dallas, Texas 75250

Gentlemen:

Congress Financial Corporation (Southwest) ("Lender"), Farah U.S.A., Inc. ("Farah USA"), Value Clothing Company, Inc. ("Value Clothing"), Farah Manufacturing (U.K.) Limited ("Farah UK"), and together with Farah USA and Value Clothing, individually and collectively, ("Borrowers") have entered into financing arrangements pursuant to the Accounts Financing Agreement [Security Agreement], dated as of August 2, 1990, between Lender and Farah USA and various supplements thereto, as amended pursuant to Amendment No. 1 to Financing Agreements, dated November 5, 1990, Amendment No. 2 to Financing Agreements, dated February 11, 1991, Amendment No. 3 to Financing Agreements, dated January 29, 1992, Amendment No. 4 to Financing Agreements dated June 25, 1992, Amendment No. 5 to Financing Agreements, dated August 31, 1992, Amendment No. 6 to Financing Agreements, dated September 4, 1992, Amendment No. 7 to Financing Agreements, dated September 16, 1992, Amendment No. 8 to Financing Agreements, dated as of May 7, 1993, Amendment No. 9 to Financing Agreements, dated July 16, 1993, Amendment No. 10 to Financing Agreements, dated November 3, 1993,
Amendment  No.  11 to  Financing  Agreements,  dated  as of  February  9,  1994,
Amendment  No.  12 to  Financing  Agreements,  dated as of July 14,  1994 and as amended pursuant to the letter agreement dated as of October 28, 1992 (collectively, as so amended and as amended hereby, the "Accounts Agreement", and together with all supplements thereto, including, but not limited to, the Covenant Supplement to Accounts Financing Agreement [Security Agreement] dated as of August 2, 1990 (the "Covenant Supplement"), the Trade Financing Agreement Supplement to Accounts Financing Agreement [Security Agreement] dated as of August 2, 1990 (the "Trade Financing Supplement"), and all other agreements, documents and instruments at any time executed and/or delivered in connection with any of the foregoing or related thereto, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"), which Financing Agreements include, inter alia, the guarantees of all obligations of Borrowers, and Value Clothing and Farah UK to Lender by each of Farah Incorporated, Farah International, Inc., Value Slacks, Inc., Farah Sales Corp., Farah Manufacturing Company, Inc., Farah Manufacturing Company of New Mexico, Inc., Farah Clothing Company, Inc., a Texas corporation, FTX, Inc., Radco Sportswear, Inc., Farah Manufacturing Services, Inc., Farah Clothing Company, Inc., a Delaware
corporation formerly known as Farah Licensing Company and Corporacion Farah-Costa Rica S.A. (individually and collectively "Guarantors"), and the General Security Agreement, dated August 2, 1990, by Farah Incorporated in favor of Congress (the "Farah Inc. Security Agreement Borrowers and Guarantors have requested certain amendments to the Financing Agreements and Lender is willing to agree to such amendments subject to the terms and conditions set forth herein. By this Agreement, Lender, Borrowers and Guarantors desire and intend to set forth the terms of such financing arrangements and evidence such amendments.

        In consideration of the foregoing and the respective agreements and covenants contained herein, the parties hereto agree as follows:

     1. Definitions. All capitalized terms used herein shall have the meaning assigned thereto in the other Financing Agreements, unless otherwise defined herein.

     2. Amendment to Maximum Credit for Farah UK Loans. Notwithstanding anything to the contrary contained herein or in any of the Financing Agreements, except in Lender's discretion, the aggregate unpaid principal amount of the loans or other financial accommodations outstanding at any one time by Lender to Farah UK shall not exceed U.S. $5,000,000.

        3. General Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers and Guarantors to Lender pursuant to the Financing Agreements, each of Borrowers and Guarantors hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

     (a) No Event of Default exists on the date of this Amendment;  and

     (b) This Amendment has been duly executed and delivered by Borrowers and Guarantors and is in full force and effect as of the date hereof, and the agreements and obligations of Borrowers and Guarantors contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against Borrowers and Guarantors in accordance with their respective terms.

     4.  Conditions  Precedent.   The  effectiveness  of  the  other  terms  and
conditions contained herein against Lender shall be subject to the satisfaction of each of the following:

     (a) receipt by Lender of each of the following, in form and substance satisfactory to Lender and its counsel:

     (i) an original of this Amendment, duly authorized, executed and delivered by Borrowers and Guarantors: and

     (ii) such agreements from participants as may be required to effectuate the terms and provisions of this Amendment: and

     (b) all representations and warranties contained herein, in the Accounts Agreement and in the other Financing Agreements shall be true and correct in all respects; and
                (c) no Event of Default shall have occurred and no event shall have occurred or condition be existing which, with notice or passage of time or both, would constitute an Event of Default.


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5.   General.

                (a) The parties hereto acknowledge, confirm, and agree that the failure of any of Borrowers or any of Guarantors, to comply with the covenants, conditions and agreements contained herein or in any other agreement, document or instrument by any of such parties at any time executed in connection herewith shall constitute an Event of Default under the Financing Agreements.

                (b) Except as modified pursuant hereto, no other changes to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Agreement and other Financing Agreements, the terms of this Agreement shall control.

                (c) The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

                               FARAH U.S.A., INC.

                               By:      /s/ James C. Swaim
                               Title:   Treasurer


                               FARAH MANUFACTURING (U.K.) LIMITED

                               By:      /s/ Helmut H. Meinel
                               Title:   Director




ACKNOWLEDGED AND AGREED:

FARAH INCORPORATED
FARAH INTERNATIONAL, INC.
VALUE SLACKS, INC.
FARAH MANUFACTURING SERVICES, INC.
FARAH MANUFACTURING COMPANY, INC.
FARAH MANUFACTURING COMPANY
  OF NEW MEXICO, INC.
RADCO SPORTSWEAR, INC.
CORPORACION FARAH-COSTA RICA S.A.
FARAH CLOTHING COMPANY, INC., a
     Delaware corporation

By:  /s/ James C. Swaim
Title:  Treasurer



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FTX, INC.

By: /s/ Thomas H. Ludwick
Title:  Treasurer


ACKNOWLEDGED AND AGREED:

CONGRESS FINANCIAL CORPORATION
   ( SOUTHWEST )

By: Marc M. Galovic, Jr.
Title:  Vice President